UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 15, 2007 (June 11, 2007)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.
Base Salary Increases — Fiscal 2008
On June 11, 2007, the Compensation Committee of the Board of Directors of Bob Evans Farms, Inc. (the “Company”) established annual base salaries for the Company’s executive officers with respect to the Company’s 2008 fiscal year (i.e., the fiscal year beginning April 28, 2007 and ending April 25, 2008). The table below sets forth the fiscal 2008 annual base salary for the Company’s Chief Executive Officer, Chief Financial Officer and its four other most highly compensated executive officers (the “Named Executives”).

Name and Title	Base Salary Increase	Fiscal 2008 Base Salary

Steven A. Davis Chairman of the Board and Chief Executive Officer	3.75%	$736,625

Donald J. Radkoski Chief Financial Officer, Treasurer and Secretary	4.00%	$358,662

Roger D. Williams President — Bob Evans Restaurants	3.75%	$484,513

Russell W. Bendel President and Chief Executive Officer — Mimi’s Café	3.50%	$369,037

J. Michael Townsley Executive Vice President — Food Products	5.00%	$288,750

Randall L. Hicks Executive Vice President — Bob Evans Restaurant Operations	4.00%	$278,519
Annual Cash Incentive Bonuses — Fiscal 2008
On June 11, 2007, the Compensation Committee established annual cash bonus targets and performance goals for the Named Executives with respect to performance during fiscal 2008. The amount of each Named Executive’s target bonus is equal to a percentage of his fiscal 2008 base salary established by the Compensation Committee. Actual bonuses will not be paid unless the performance goals established by the Compensation Committee are achieved. Cash bonuses are set to a “sliding scale,” meaning that the Named Executives can receive anywhere from zero to 200% of their target cash bonus, depending on the extent to which their performance goals are accomplished.
The table below sets forth the target cash bonus and associated performance goals established by the Compensation Committee for the Named Executives for fiscal 2008. The Compensation Committee is still considering the amount of Mr. Davis’ target cash bonus and will make that determination at its meeting scheduled for June 28, 2007.

Target
Name and Title	Cash Bonus	Performance Goals

Steven A. Davis Chairman of the Board and Chief Executive Officer	To be determined	1. 2. 3. 4. 5. 6.	Earnings per share (basic)
Company operating income
Accomplishment of cost savings initiatives
Execution of capital allocation model
Same-store sales (Bob Evans and Mimi’s)
Total food products net pounds sold (excluding intercompany sales)

Target
Name and Title	Cash Bonus	Performance Goals

Donald J. Radkoski Chief Financial Officer, Treasurer and Secretary	$215,197	1. 2. 3. 4. 5. 6. 7.	Earnings per share (basic)
Company operating income
Accomplishment of cost savings initiatives
Same-store sales (Bob Evans and Mimi’s)
Execution of capital allocation model
Total food products net pounds sold (excluding intercompany sales)
Strategic plan initiatives

Roger D. Williams President — Bob Evans Restaurants	$314,933	1. 2. 3. 4. 5. 6. 7. 8.	Bob Evans Restaurants operating income
Bob Evans Restaurants same-store sales
Bob Evans Restaurants brand loyalty index
Bob Evans Restaurants margin improvements
Bob Evans Restaurants new unit sales
Bob Evans Restaurants management turnover rate
Bob Evans Restaurants hourly employee turnover rate
Strategic plan initiatives

Russell W. Bendel President and Chief Executive Officer — Mimi’s Café	$202,970	1. 2. 3. 4. 5. 6. 7.	Mimi’s Café operating income
Mimi’s Café same-store sales
Mimi’s Café margin improvement
Mimi’s Café new unit site approvals/pipeline of unit openings for fiscal 2009
Mimi’s Café new unit sales
Mimi’s Café average new unit pre-opening expenses
Strategic plan initiatives

J. Michael Townsley Executive Vice President — Food Products	$158,813	1. 2. 3. 4. 5. 6. 7. 8.	Food products operating income
Total food products net pounds sold
Plant cost per hundredweight
Plant slaughter yield
Customer returns and allowances
Total market share
All commodity volume distribution
Strategic plan initiatives

Randall L. Hicks Executive Vice President — Bob Evans Restaurant Operations	$125,333	1. 2. 3. 4. 5. 6. 7. 8.	Bob Evans Restaurants operating income
Bob Evans Restaurants same-store sales
Bob Evans Restaurants brand loyalty index
Bob Evans Restaurants margin improvements
Bob Evans Restaurants new unit sales
Bob Evans Restaurants management turnover rate
Bob Evans Restaurants hourly employee turnover rate
Strategic plan initiatives
Performance Incentive Plan — Fiscal 2008
On June 11, 2007, the Compensation Committee established fiscal 2008 target incentive awards and associated performance goals for the Named Executives under the Company’s Performance Incentive Plan. The Performance Incentive Plan provides for the payment of stock-based incentive compensation to the Named Executives based on the achievement of performance goals established by the Compensation Committee at the beginning of the fiscal year. All stock-based awards made in connection with the

Performance Incentive Plan are awarded under the Company’s 2006 Equity and Cash Incentive Plan, which was approved at the Annual Meeting of Stockholders in September 2006.
The cash value of the stock-based incentive compensation that each Named Executive is targeted to receive under the Performance Incentive Plan is equal to a percentage of his annual base salary established by the Compensation Committee. After the end of fiscal 2008, each Named Executive will receive stock options with a value equal to 25% of the cash value of their target stock-based incentive compensation (calculated using the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date, the Black-Scholes valuation model and a discount based on vesting requirements). If the Named Executive’s performance goals are achieved, he will also receive a stock award with a value equal to the remaining 75% of his target stock-based incentive compensation (calculated using the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date as well as a discount based on vesting requirements). The form of the stock award will depend on whether the Named Executive is eligible to retire on the grant date (determined under the terms of the 2006 Equity and Cash Incentive Plan). If the Named Executive is eligible to retire, he will receive whole shares. If the Named Executive is not eligible to retire, he will receive restricted stock that vests over three years beginning on the first anniversary of the grant date.
Awards under the Performance Incentive Plan are set to a “sliding scale,” meaning that the Named Executive will receive anywhere from zero to 150% of his target stock-based incentive compensation, depending on the extent to which his performance goals are accomplished.
The table below sets forth the cash value of the target stock-based incentive compensation and performance goals established by the Compensation Committee for the Named Executives under the Performance Incentive Plan for fiscal 2008.

	Target
	Incentive
Name and Title	Compensation	Performance Goals

Steven A. Davis Chairman of the Board and Chief Executive Officer	$1,841,563	Earnings per share (basic)

Donald J. Radkoski Chief Financial Officer, Treasurer and Secretary	$376,595	Earnings per share (basic)

Roger D. Williams President — Bob Evans Restaurants	$508,738	Bob Evans Restaurants operating profit Earnings per share (basic)

Russell W. Bendel President and Chief Executive Officer — Mimi’s Café	$276,778	Mimi’s Café operating profit Earnings per share (basic)

J. Michael Townsley Executive Vice President — Food Products	$216,563	Food products operating profit Earnings per share (basic)

Randall L. Hicks Executive Vice President — Bob Evans Restaurant Operations	$208,889	Bob Evans Restaurants operating profit Earnings per share (basic)
Adoption of Performance Incentive Plan Participation Agreements
On June 11, 2007, the Compensation Committee adopted forms of Notice of Eligibility and Participation Agreements for the Performance Incentive Plan. The Compensation Committee adopted four different forms, two to be used for “Tier 1” participants in the Performance Incentive Plan (i.e., the Company’s six most highly compensated executive officers) and the other two to be used for “Tier 2” participants (i.e., the

Company’s other executive officers and senior management). These award agreements are attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
          (a) Financial Statements of Business Acquired — Not Applicable
          (b) Pro Form Financial Information — Not applicable
          (c) Shell Company Transactions — Not Applicable
          (d) Exhibits:
The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

Exhibit No.	Description

10.1	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 1 participants who are not eligible to retire)

10.2	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 1 participants who are eligible to retire)

10.3	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 2 participants who are not eligible to retire)

10.4	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 2 participants who are eligible to retire)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: June 15, 2007	By:	/s/Donald J. Radkoski
Donald J. Radkoski
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 15, 2007

Exhibit No.	Description

10.1	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 1 participants who are not eligible to retire)

10.2	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 1 participants who are eligible to retire)

10.3	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 2 participants who are not eligible to retire)

10.4	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (for Tier 2 participants who are eligible to retire)